Exhibit 99.1

Hines Real Estate Investments, Inc., Member FINRA/SIPC, is the Dealer Manager. 11/11
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Hines REIT Update
As of September 30, 2011

Hines REIT Portfolio Summary
as of September 30, 2011

Total Assets:
▪57 properties; $3.42 billion1
Total Square Feet:
▪Over 26 million
Portfolio Occupancy:
▪88%; 3% above the national average
Total Distributions Since Inception:
▪$568.4 million
Current Leverage:
▪55%
Current Annualized Distribution Rate:
▪5.0%2 (30% of the distribution represents a return of invested shareholder capital)
1 Owned directly or indirectly based on estimated aggregate value.
2 Based on $10.08 share price; assumes consistent distribution rate for 12-month period. Hines REIT declared distributions through the month of December 2011. The distribution, in an amount equal to $0.00138082 per share, per day will be paid in
January 2012 in cash or reinvested in stock for those participating in Hines REIT's dividend reinvestment plan. Of the amount described above, $0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders’ invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property.
The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders.

Hines REIT Portfolio
as of September 30, 2011

Proactive Leasing Highlights
Chicago, IL
321 North Clark
•American Bar Association
Professional association
Renewal 200,000 SF through 2024
•Claro Group
Management consulting firm
New lease 26,000 SF through 2019

One North Wacker
•Pricewaterhouse Coopers
International accounting firm
Renewal 279,000 SF through 2028

Emeryville, CA
2100 Powell St.
•Art.com
Online retailer of wall décor
New lease 48,000 Square Feet (SF)
through 2018

Houston, TX
Shell Plaza (One and Two)
•Shell Corporation
Global energy company
Expansion 1.22 million SF and extension
from 2015 to 2025
San Francisco, CA
55 Second Street
•Buchalter Nemer
Business law firm
New lease 30,000 SF through 2022

Strategic Dispositions

Atrium on Bay,
Toronto, ON, Canada
▪Acquired: Feb. 2007
for $215 million USD
▪Sold: Jun. 2011
for $353 million USD
▪Effective ownership
percentage : 100%
Brazilian Industrial Parks
Araucaria, Elouveira and
Vinhedo
▪Acquired: Dec.
2008 for $115
▪Sold: Jan. 2010 and
Apr. 2010 for $141 million
▪Effective ownership
percentage: 100%
600 Lexington,
New York, NY
▪Acquired: Feb. 2004
for $92 million
▪Sold: May 2010 for
$193 million
▪Effective ownership
percentage : 11.67%
Land Parcel Adjacent to
Williams Tower
Houston, TX
▪Acquired: May 2008
▪Sold: Sept. 2010
generating net proceeds of
$12 million
▪Effective ownership
percentage : 100%
Three First National
Chicago, IL
▪Acquired: Mar. 2005
for $245 million USD
▪Sold: Aug. 2011
for $344 million USD
▪Effective ownership
percentage : 18%

Strategic Dispositions
▪ Asset sales have enabled us to capture
 significant gains
 • Six assets owned directly or indirectly have been sold
 since January 1, 2010 totaling $270.6 million of net
 sales proceeds
▪ From January 1, 2011 through September 30,
 2011, we have reduced our debt balance by
 $182.9 million and reduced our leverage on real
 estate assets by approximately 4%

Accounting - 2.6%
Arts, Entertainment, and Recreation - 2.1%
Construction - 1.3%
Energy - 4.7%
Finance and Insurance - 12.5%
Government - 4.7%
Grocery Anchored Retail - 7.3%
Healthcare - 3.8%
Information - 11.7%
Legal - 16.8%
Manufacturing - 13.0%
Professional Services - 5.3%
Real Estate - 2.8%
Transportation and Warehousing - 3.8%
Wholesale Trade - 2.7%
Other Services - 2.0%
Other - 2.9%

% of Total Leasable Square Feet Expiring

11.7%
Vacant
4.1%
2011
7.9%
2012
13.1%
2013
5.3%
2014
9.1%
2015
7.0%
2016
6.6%
2017
11.3%
2018
3.1%
2019
3.2%
2020
17.6%
Thereafter

Diversification: Tenant, Industry and
Lease Expiration
1 Data is based on Hines REIT’s effective ownership in each property and is compiled based on leased square feet.
2 Represents all of the tenant industry mix categories that comprise less than 2% of the portfolio.
Tenant Industry Diversification1

1. Shook, Hardy & Bacon LLP
 International Law Firm
 2555 Grand
2. Williams Companies
 Integrated Natural Gas Company
 Williams Tower
3. Raytheon Company
 Defense Aerospace Systems
 Company
  Raytheon/DIRECTV Buildings
4. State of California
 State Government
 1515 S. Street
5. Microsoft Corporation
 Public Multinational Corporation
 Daytona-Laguna Portfolio
2
Top 10 Tenants1
6. Honeywell International
 Engineering Services Conglomerate
 Daytona-Laguna Portfolio
 345 Inverness Drive
7. Oracle
 Multinational Computer
 Technology Company
 2100 Powell
8. Kay Chemical
 Private Specialty Cleaning Company
 4050 & 4055 Corporate Drive
9. Norwegian Cruise Lines
 Cruise Line
 Airport Corporate Center
10. Foley & Lardner
 Global Law Firm
 321 North Clark

Tenant Credit Quality[1, 2]
% of Total Portfolio

Investment Grade - 35.2%
Top 100 Legal (based on Am. Law) - 12.6%
Top 200 Legal (based on Am. Law) - 0.9%
Other Credit - 7.5%
Non Credit - 43.8%

Asset Class Mix[1, 3]
% of Total Portfolio

Office - 92.3%
Industrial - 2.1%
Retail - 5.6%

Regional Mix[1, 3]
% of Total Portfolio

East - 8.5%
Midwest - 17.3%
South - 31.5%
West - 41.9%
International - 0.8%

City Mix[1, 3]
% of Total Portfolio

Atlanta - 3.2%
Charlotte - 2.1%
Chicago - 10.2%
Dallas - 10.5%
Denver - 1.9%
Houston - 11.2%
Kansas City - 4.6%
Los Angeles - 13.5%
Miami - 5.2%
Minneapolis - 2.5%
New York - 4.2%
Phoenix - 1.8%
Richmond - 1.8%
Sacramento - 5.4%
San Francisco/East Bay - 8.0%
Seattle - 10.5%
Other[4] 3.4%

1 Data as of September 30, 2011 and based on Hines REIT's pro rata ownership.

Hines

Diversification: Asset Type, Geography and
Tenant Credit Quality
2 Based on square footage
3 Based on estimated aggregate value
4 Represents all of the cities that comprise less than 1% of the total portfolio.

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
Balance at Maturity

	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Balance (M's)	$0	$159,500	$456,000	$0	$19,694	$292,536	$335,000	$0	$0	$0	$79,000
% Maturing	0.00%	11.89%	33.98%	0.00%	1.47%	21.80%	24.97%	0.00%	0.00%	0.00%	5.89%
# Loans	0	1	4	0	2	6	7	0	0	0	1

The amounts represented above are the projected loan balances at maturity assuming all required principal and interest payments are made prior to maturity.

Hines

Debt Maturity Chart
as of September 30, 2011

Portfolio Average Weighted Interest Rate: 5.64%

$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
Cash Distributions
Distributions Reinvested

Distribution History
We funded our cash distributions with cash flows from operating activities, distributions received from our unconsolidated investments, proceeds from the sales of our real estate investments and cash generated during prior periods. Based on $10.08 share price; assumes consistent distribution rate for
12-month period. Hines REIT declared distributions through the month of December 2011. The distribution, in an amount equal to $0.00138082 per share, per day will be paid in January 2012 in cash or reinvested in stock for those participating in Hines REIT's dividend reinvestment plan. Of the amount described above, $0.00041425 of the per share, per day dividend will be designated by the Company as a special distribution which will be a return of a portion of the shareholders’ invested capital and, as such, will reduce their remaining investment in the Company. The special distribution represents a portion of the profits from sales of investment property. The above designations of a portion of the distribution as a special distribution will not impact the tax treatment of the distributions to our shareholders.

Hines REIT Exit Strategy

▪ Overall goal is to maximize returns to investors
▪ Exit strategy may include the targeted sale of individual
 or groups of assets
▪ May also consider a sale, merger or listing on a
 national exchange
▪ Will continue to identify opportunities for strategic asset sales

Current Priorities & Focus

▪ Alignment of interests
 • Hines has approximately $100 million invested in Hines REIT
 • Hines waived 1/3 of its cash asset management fees from
 July 2011 through December 2012 to enhance the
 Company’s cash flows
 ▪ Fee waiver is projected to total over $7.5 million
▪ Our near-term priorities consist of:
 • Leasing of existing assets in our portfolio
 • Strategic asset sales
 • Managing liquidity and maximizing distributions
 to shareholders

Current Priorities & Focus

▪ Our long-term priorities consist of:
 • Evaluating potential exit strategies
 • Managing our debt maturities
▪ These priorities are designed to assist us in maximizing
 shareholder returns over the long term and returning
 shareholder capital

Hines Real Estate Investments, Inc., Member FINRA/SIPC, is the Dealer Manager. 11/11
Hines Real Estate Investment Trust, Inc. (Hines REIT) is closed to new investors.
Thank You